UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2006

ARTISTdirect, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30063	95-4760230
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

1601 Cloverfield Boulevard, Suite 400 South
Santa Monica, California		90404-4082
(Address of Principal Executive Offices)		(Zip Code)

(310) 956-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

On May 1, 2006, ARTISTdirect, Inc. (the “Registrant”) issued a press release announcing that on April 27, 2006 certain holders of the Registrant’s outstanding senior indebtedness elected to exercise warrants resulting in the aggregate issuance of 2,816,667 shares of the Registrant’s common stock. The exercise of the warrants generated net cash proceeds to the Registrant of approximately $5.2 million, of which approximately $1.3 million was used to reduce the outstanding principal balance on the related senior secured notes. The warrants were issued by the Registrant in connection with the financing of the Registrant’s acquisition of MediaDefender, Inc. on July 28, 2005. A copy of the press release is included with this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 and the exhibits attached hereto shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K is material investor information that is not otherwise publicly available.

Item 8.01.              Other Events.

Post-Effective Amendment No. 1 to the Registrant’s registration statement on Form SB-2 (Registration No. 333-129626) was declared effective by the staff of the Securities and Exchange Commission (the “Staff”) on May 1, 2006. The registration statement, which was originally declared effective by the Staff on December 9, 2005, relates to the resale of up to 37,547,355 shares of the Registrant’s common stock by certain selling stockholders described therein.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

A list of exhibits required to be filed as part of this Current Report on Form 8-K is set forth under the “Index to Exhibits,” which is set forth below and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISTdirect, Inc.
(Registrant)

Date: May 1, 2006	By:	/s/ ROBERT N. WEINGARTEN
	Name:	Robert N. Weingarten
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Title

99.1

Press release issued by the Registrant on May 1, 2006 entitled “ARTISTdirect, Inc. Receives Approximately $5.2 Million from Exercise of Warrants and Prepays Approximately $1.3 Million of Senior Secured Notes.”